Exhibit 10.2

IAE Building

400 Main Street

East Hartford, CT 06108 USA

November 19, 2004

JetBlue Airways Corporation

19 Old Kings Highway South, Suite 23

Darien, Connecticut 06820

Attention: Vice President and Treasurer

Subject:                                                     Side Letter No. 18 to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation and IAE International Aero Engines AG dated May 4, 1999

Dear Tom:

We refer to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation (“JetBlue”) and IAE International Aero Engines AG (“IAE”) dated May 4, 1999 (the “Agreement”).  Capitalized terms used herein which are not otherwise defined shall have the same meaning as those given to them in the Agreement.

IAE is pleased to submit to JetBlue this Side Letter No. 18 to the Agreement in support of JetBlue’s *** delivery of two (2) Firm Spare Engines originally scheduled for delivery in *** 2005 and *** 2006, respectively (the “*** Spare Engines”).  IAE hereby agrees as follows with respect to such *** Spare Engines:

1.                                       IAE will make such *** Spare Engines available to JetBlue *** in *** 2005 and *** 2005, respectively.

2.             The Purchase Price for each such Engine will escalate in accordance with the Contract to *** 2005, ***% of such Purchase Price with respect to the first of such *** Spare Engines, which amount is the *** of such Purchase Price to the original scheduled delivery date, and *** 2005, ***% of such Purchase Price with respect to the second of such *** Spare Engines, which amount is the *** of such Purchase Price to the original scheduled delivery date, but ***.

***                           Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

3.                                       These new *** delivery dates and the correction of certain information in the prior delivery schedule shall be reflected in the new JetBlue Aircraft and Spare Engine delivery schedule set forth as Exhibit B-1 hereto, which schedule shall replace in its entirety the existing delivery schedule attached to Side Letter No. 17.

Except as expressly amended by this Side Letter No. 18 all provisions of the Agreement remain in full force and effect.

Very truly yours,	Agreed to and Accepted on behalf of:
IAE International Aero Engines AG	JetBlue Airways Corporation

/S/ DAVID AVERY	/S/ THOMAS E. ANDERSON
Name: David Avery	Name: Thomas E. Anderson

Chief Financial Officer	Senior Vice President
Title	Title
November 22, 2004	November 22, 2004
Date	Date

***                           Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXHIBIT B-1

AIRCRAFT DELIVERY SCHEDULES

As of August 2004

Glossary Note:

•                  Delivered Aircraft are indicated by Italics typeface

•                  Existing Firm Aircraft are indicated by normal typeface

•                  Incremental Firm Aircraft are indicated by an asterisk*

•                  2004 Incremental Aircraft, including all 2004 Incremental Aircraft and all Option Aircraft are indicated by bold typeface

Rank No.	Aircraft	Delivery
No. 1	Firm Aircraft	*** 2000
No. 2	Firm Aircraft	*** 2000
No. 3	Firm Aircraft	*** 2000
No. 4	Firm Aircraft	*** 2000
No. 5	Firm Aircraft	*** 2000
No. 6	Firm Aircraft	*** 2000
No. 7	Firm Aircraft	*** 2001
No. 8	Firm Aircraft	*** 2001
No. 9	Firm Aircraft	*** 2001
No. 10	Firm Aircraft	*** 2001
No. 11	Firm Aircraft	*** 2001
No. 12	Firm Aircraft	*** 2001
No. 13	Firm Aircraft	*** 2001
No. 14	Firm Aircraft	*** 2002
No. 15	Firm Aircraft	*** 2002
No. 17	Firm Aircraft	*** 2002
No. 17	Firm Aircraft	*** 2002
No. 18	Firm Aircraft	*** 2002
No. 19	Firm Aircraft	*** 2002
No. 20	Firm Aircraft	*** 2002
No. 21	Firm Aircraft	*** 2002
No. 22	Firm Aircraft	*** 2002
No. 23	Firm Aircraft	*** 2002
No. 24	Firm Aircraft	*** 2002
No. 25	Firm Aircraft	*** 2002
No. 26	Firm Aircraft	*** 2002
No. 27	Firm Aircraft	*** 2002

***                           Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

No. 28	Firm Aircraft	*** 2002
No. 29	Firm Aircraft	*** 2002

No. 30	Firm Aircraft	*** 2003
No. 31	Firm Aircraft	*** 2003
No. 32	Firm Aircraft	*** 2003
No. 33	Firm Aircraft	*** 2003
No. 34	Firm Aircraft	*** 2003
No. 35	Firm Aircraft	*** 2003
No. 36	Firm Aircraft	*** 2003
No. 37	Firm Aircraft	*** 2003
No. 38	Firm Aircraft	*** 2003
No. 39	Firm Aircraft	*** 2003
No. 40	Firm Aircraft	*** 2003
No. 41	Firm Aircraft	*** 2003
No. 42	Firm Aircraft	*** 2003
No. 43	Firm Aircraft	*** 2003
No. 44	Firm Aircraft	*** 2003

No. 45	Firm Aircraft	*** 2004
No. 46	Firm Aircraft	*** 2004
No. 47	Firm Aircraft	*** 2004
No. 48	Firm Aircraft	*** 2004
No. 49	Firm Aircraft	*** 2004
No. 50	Firm Aircraft	*** 2004
No. 51	Firm Aircraft	*** 2004
No. 52	Firm Aircraft	*** 2004
No. 53	Firm Aircraft	*** 2004
No. 54	Firm Aircraft	*** 2004
No. 55	Firm Aircraft	*** 2004*
No. 56	Firm Aircraft	*** 2004
No. 57	Firm Aircraft	*** 2004
No. 58	Firm Aircraft	*** 2004
No. 59	Firm Aircraft	*** 2004*

No. 60	Firm Aircraft	*** 2005
No. 61	Firm Aircraft	*** 2005
No. 62	Firm Aircraft	*** 2005*
No. 63	Firm Aircraft	*** 2005
No. 64	Firm Aircraft	*** 2005
No. 65	Firm Aircraft	*** 2005
No. 66	Firm Aircraft	*** 2005
No. 67	Firm Aircraft	*** 2005*
No. 68	Firm Aircraft	*** 2005
No. 69	Firm Aircraft	*** 2005

***                           Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

No. 70	Firm Aircraft	*** 2005
No. 71	Firm Aircraft	*** 2005*
No. 72	Firm Aircraft	*** 2005
No. 73	Firm Aircraft	*** 2005
No. 74	Firm Aircraft	*** 2005*

No. 75	Firm Aircraft	*** 2006*
No. 76	Firm Aircraft	*** 2006
No. 77	Firm Aircraft	*** 2006
No. 78	Firm Aircraft	*** 2006*
No. 79	Firm Aircraft	*** 2006*
No. 80	Firm Aircraft	*** 2006
No. 81	Firm Aircraft	*** 2006*
No. 82	Firm Aircraft	*** 2006
No. 83	Firm Aircraft	*** 2006*
No. 84	Firm Aircraft	*** 2006*
No. 85	Firm Aircraft	*** 2006
No. 86	Firm Aircraft	*** 2006*
No. 87	Firm Aircraft	*** 2006*
No. 88	Firm Aircraft	*** 2006
No. 89	Firm Aircraft	*** 2006*
No. 90	Firm Aircraft	*** 2006*
No. 91	Firm Aircraft	*** 2006

No. 92	Firm Aircraft	*** 2007
No. 93	Firm Aircraft	*** 2007
No. 94	Firm Aircraft	*** 2007
No. 95	Firm Aircraft	*** 2007
No. 96	Firm Aircraft	*** 2007
No. 97	Firm Aircraft	*** 2007
No. 98	Firm Aircraft	*** 2007*
No. 99	Firm Aircraft	*** 2007*
No. 100	Firm Aircraft	*** 2007*
No. 101	Firm Aircraft	*** 2007
No. 102	Firm Aircraft	*** 2007*
No. 103	Firm Aircraft	*** 2007*
No. 104	Firm Aircraft	*** 2007*
No. 105	Firm Aircraft	*** 2007*
No. 106	Firm Aircraft	*** 2007*
No. 107	Firm Aircraft	*** 2007*
No. 108	Firm Aircraft	*** 2007*

No. 109	Firm Aircraft	Year 2008*
No. 110	Firm Aircraft	Year 2008*
No. 111	Firm Aircraft	Year 2008*
No. 112	Firm Aircraft	Year 2008*

***                           Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

No. 113	Firm Aircraft	Year 2008*
No. 114	Firm Aircraft	Year 2008*
No. 115	Firm Aircraft	Year 2008*
No. 117	Firm Aircraft	Year 2008*
No. 117	Firm Aircraft	Year 2008*
No. 118	Firm Aircraft	Year 2008*
No. 119	Firm Aircraft	Year 2008*
No. 120	Firm Aircraft	Year 2008*
No. 121	Firm Aircraft	Year 2008*
No. 122	Firm Aircraft	Year 2008
No. 123	Firm Aircraft	Year 2008
No. 124	Firm Aircraft	Year 2008
No. 125	Firm Aircraft	Year 2008

No. 126	Firm Aircraft	Year 2009*
No. 127	Firm Aircraft	Year 2009*
No. 128	Firm Aircraft	Year 2009*
No. 129	Firm Aircraft	Year 2009*
No. 130	Firm Aircraft	Year 2009*
No. 131	Firm Aircraft	Year 2009*
No. 132	Firm Aircraft	Year 2009*
No. 133	Firm Aircraft	Year 2009*
No. 134	Firm Aircraft	Year 2009*
No. 135	Firm Aircraft	Year 2009*
No. 136	Firm Aircraft	Year 2009
No. 137	Firm Aircraft	Year 2009
No. 138	Firm Aircraft	Year 2009
No. 139	Firm Aircraft	Year 2009
No. 140	Firm Aircraft	Year 2009
No. 141	Firm Aircraft	Year 2009
No. 142	Firm Aircraft	Year 2009
No. 143	Firm Aircraft	Year 2009

No. 144	Firm Aircraft	Year 2010*
No. 145	Firm Aircraft	Year 2010*
No. 146	Firm Aircraft	Year 2010*
No. 147	Firm Aircraft	Year 2010*
No. 148	Firm Aircraft	Year 2010*
No. 149	Firm Aircraft	Year 2010*
No. 150	Firm Aircraft	Year 2010*
No. 151	Firm Aircraft	Year 2010*
No. 152	Firm Aircraft	Year 2010*
No. 153	Firm Aircraft	Year 2010*
No. 154	Firm Aircraft	Year 2010
No. 155	Firm Aircraft	Year 2010
No. 156	Firm Aircraft	Year 2010

No. 157	Firm Aircraft	Year 2010
No. 158	Firm Aircraft	Year 2010
No. 159	Firm Aircraft	Year 2010
No. 160	Firm Aircraft	Year 2010
No. 161	Firm Aircraft	Year 2010

No. 162	Firm Aircraft	Year 2011*
No. 163	Firm Aircraft	Year 2011*
No. 164	Firm Aircraft	Year 2011*
No. 165	Firm Aircraft	Year 2011*
No. 166	Firm Aircraft	Year 2011*
No. 167	Firm Aircraft	Year 2011*
No. 168	Firm Aircraft	Year 2011
No. 169	Firm Aircraft	Year 2011
No. 170	Firm Aircraft	Year 2011
No. 171	Firm Aircraft	Year 2011
No. 172	Firm Aircraft	Year 2011
No. 173	Firm Aircraft	Year 2011

2004 Option Aircraft

No. 174	Option Aircraft	Year 2008
No. 175	Option Aircraft	Year 2008

No. 176	Option Aircraft	Year 2009
No. 177	Option Aircraft	Year 2009

No. 178	Option Aircraft	Year 2010
No. 179	Option Aircraft	Year 2010

No. 180	Option Aircraft	Year 2011
No. 181	Option Aircraft	Year 2011
No. 182	Option Aircraft	Year 2011
No. 183	Option Aircraft	Year 2011
No. 184	Option Aircraft	Year 2011
No. 185	Option Aircraft	Year 2011
No. 186	Option Aircraft	Year 2011
No. 187	Option Aircraft	Year 2011
No. 188	Option Aircraft	Year 2011

Option Aircraft to be delivered after December 31, 2011 are subject to IAE and Airbus
SAS concurrence on extension of the current purchase agreement between the parties.

No. 189	Option Aircraft	Year 2012
No. 190	Option Aircraft	Year 2012
No. 191	Option Aircraft	Year 2012

No. 192	Option Aircraft	Year 2012
No. 193	Option Aircraft	Year 2012
No. 194	Option Aircraft	Year 2012
No. 195	Option Aircraft	Year 2012
No. 196	Option Aircraft	Year 2012
No. 197	Option Aircraft	Year 2012
No. 198	Option Aircraft	Year 2012
No. 199	Option Aircraft	Year 2012
No. 200	Option Aircraft	Year 2012
No. 201	Option Aircraft	Year 2012
No. 202	Option Aircraft	Year 2012
No. 203	Option Aircraft	Year 2012
No. 204	Option Aircraft	Year 2012
No. 205	Option Aircraft	Year 2012
No. 206	Option Aircraft	Year 2012
No. 207	Option Aircraft	Year 2012
No. 208	Option Aircraft	Year 2012

No. 209	Option Aircraft	Year 2013
No. 210	Option Aircraft	Year 2013
No. 211	Option Aircraft	Year 2013
No. 212	Option Aircraft	Year 2013
No. 213	Option Aircraft	Year 2013
No. 214	Option Aircraft	Year 2013
No. 215	Option Aircraft	Year 2013
No. 217	Option Aircraft	Year 2013
No. 217	Option Aircraft	Year 2013
No. 218	Option Aircraft	Year 2013
No. 219	Option Aircraft	Year 2013
No. 220	Option Aircraft	Year 2013
No. 221	Option Aircraft	Year 2013
No. 222	Option Aircraft	Year 2013
No. 223	Option Aircraft	Year 2013

Leased Aircraft

Year	Number	Delivery Dates
1999	1	(1) ***
2000	3	(1) ***, (1) ***, (1) ***
2001	4	(1) ***, (2) ***, (1) ***
2003	1	(1) ***
2004	1	(1) ***

***                           Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXHIBIT A-2

PURCHASED ITEMS, PRICE,

ESCALATION FORMULA AND DELIVERY

As of June 2004

Rank No.	Purchased Item	Basic Contract Price U.S. Dollars (January 2003)		Qty.	Delivery Date
1	V2527-A5 spare Engine:	$	***	1	***/99*
2	V2527-A5 spare Engine:	$	***	1	***/00*
3	V2527-A5 spare Engine:	$	***	1	***/01*
4	V2527-A5 spare Engine:	$	***	1	***/02*
5	V2527-A5 spare Engine:	$	***	1	***/02*
6	V2527-A5 spare Engine:	$	***	1	***/03*
7	V2527-A5 spare Engine:	$	***	1	***/04*
8	V2527-A5 spare Engine:	$	***	1	***/05
9	V2527-A5 spare Engine:	$	***	1	***/05
10	V2527-A5 spare Engine:	$	***	1	***/06
11	V2527-A5 spare Engine:	$	***	1	***/06
12	V2527-A5 spare Engine:	$	***	1	***/07
13	V2527-A5 spare Engine:	$	***	1	***/07
14	V2527-A5 spare Engine:	$	***	1	***/07
15	V2527-A5 spare Engine:	$	***	1	***/08
16	V2527-A5 spare Engine:	$	***	1	***/08
17	V2527-A5 spare Engine:	$	***	1	***/08
18	V2527-A5 spare Engine:	$	***	1	***/08
19	V2527-A5 spare Engine:	$	***	1	***/09
20	V2527-A5 spare Engine:	$	***	1	***/09
21	V2527-A5 spare Engine:	$	***	1	***/09
22	V2527-A5 spare Engine:	$	***	1	***/10
23	V2527-A5 spare Engine:	$	***	1	***/10
24	V2527-A5 spare Engine:	$	***	1	***/10
25	V2527-A5 spare Engine:	$	***	1	***/11
26	V2527-A5 spare Engine:	$	***	1	***/11
27	V2527-A5 spare Engine:	$	***	1	***/12
28	V2527-A5 spare Engine:	$	***	1	***/12

Total				28

(*Denotes delivered Spare Engines)

***                           Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Option Spare Engines
V2524-A5 Spare Engine:	$	***
V2527-A5 Spare Engine:	$	***
V2533-A5 Spare Engine:	$	***

***                           Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.